UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025
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Preformed Line Products Company
(Exact name of Registrant as Specified in Its Charter)
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Ohio	0-31164	34-0676895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive
Mayfield Village, Ohio		44143
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 440 461-5200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PLPC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters To A Vote of Security Holders.
On May 13, 2025, the Company held its annual meeting of shareholders at its principal executive offices in Mayfield Village, Ohio. At the meeting the shareholders voted on several proposals as described in the Company's Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on March 21, 2025 (the "Proxy Statement"). The results of the proposals stated in the Proxy Statement are as follows:
Proposal No. 1: Election of Directors. The shareholders voted to re-elect certain persons to the Board of Directors for a term expiring at the 2027 annual meeting of the shareholders. The individuals listed below were elected to the Company’s Board of Directors, each to hold office until the designated annual meeting or until his or her successor is elected and qualified, or until his or her earlier resignation. The table below indicates the votes for, votes withheld, abstentions and broker non-votes for the election of the four director nominees.

	Term Expiring	Votes For	Votes Withheld/Abstentions	Broker Non-Votes
Maegan A. R. Cross	2027	3,465,393	107,818	985,262
Matthew D. Frymier	2027	3,527,278	45,933	985,262
Richard R. Gascoigne	2027	2,641,078	932,133	985,262
Robert G. Ruhlman	2027	3,464,457	108,754	985,262
Proposal No. 2: Approval of the 2025 Incentive Plan. The shareholders voted to approve the 2025 Incentive Plan. The table below indicates the votes for, votes against, abstentions and broker non-votes.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the 2025 Incentive Plan	2,631,678	905,481	36,052	985,262
Proposal No. 3: Ratification of Appointment of Ernst & Young LLP. The shareholders voted to approve the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as described in the Proxy Statement. The table below indicates the votes for, votes against, abstentions and broker non-votes.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	4,551,293	5,202	1,978	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

Date:	May 13, 2025	By:	/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel & Corporate Secretary